                            MOYCO TECHNOLOGIES, INC.
                               200 Commerce Drive
                       Montgomeryville, Pennsylvania 18936

                                 PROXY STATEMENT
                        Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the registrant   |X|
Filed by a party other than the registrant   |_|

Check the appropriate box:
         |_|      Preliminary Proxy Statement
         |X|      Definitive Proxy Statement
         |_|      Definitive Additional Materials
         |_|      Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12

                            MOYCO TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
                (Name of the Corporation as Specified in Charter)

                        Joseph Sternberg, General Counsel
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box)
         |X|      No Fee Required
         |_|      Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
                  and 0-11
         (1)      Title of each class of securities to which transaction
                  applies:

--------------------------------------------------------------------------------
         (2)      Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
--------------------------------------------------------------------------------
         (4)      Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
         (5)      Total Fee Paid

--------------------------------------------------------------------------------
         |_|      Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------
         |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0- 11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or form or schedule and the date of filing.
         (1)      Amount previously paid:

--------------------------------------------------------------------------------
         (2)      Form, Schedule or Registration no.:

--------------------------------------------------------------------------------
         (3)      Filing party:

--------------------------------------------------------------------------------
         (4)      Date filed:

--------------------------------------------------------------------------------

                            MOYCO TECHNOLOGIES, INC.
                               200 Commerce Drive
                            Montgomeryville, PA 18936

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                         To Be Held on December 9, 2002

To the Stockholders of MOYCO TECHNOLOGIES, INC.

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of MOYCO TECHNOLOGIES, INC. (the "Corporation") will be held at the Executive Offices of the Corporation at 200 Commerce Drive, Montgomeryville, Pennsylvania 18936, on December 9, 2002 at 1:00 p.m., local time, for the following purposes:

1.   To elect seven (7) Directors to the Company's Board of Directors; and

2. To transact such other business as may properly be brought before the meeting or any adjournment thereof.

     The close of business on October 28, 2002 has been fixed as the Record Date for the determination of Stockholders entitled to notice of, and to vote at, the meeting and any adjournment thereof.

         You are cordially invited to attend the meeting. Whether or not you plan to attend, please complete, date and sign the accompanying proxy and return it promptly in the enclosed envelope to assure that your shares are represented at the meeting. If you do attend, you may revoke any prior proxy and vote your shares in person if you wish to do so. Any prior proxy will automatically be revoked if you execute the accompanying proxy or if you notify the Secretary of the Corporation, in writing, prior to the Annual Meeting of Stockholders.

                                          By Order of the Board of Directors,

                                          Joseph Sternberg, Secretary

Dated: November 4, 2002

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                            MOYCO TECHNOLOGIES, INC.
                               200 Commerce Drive
                            Montgomeryville, PA 18936

                                 PROXY STATEMENT

                                       FOR

                         Annual Meeting of Stockholders
                         To Be Held on December 9, 2002

         This Proxy Statement and the accompanying form of proxy have been mailed on or about November 4, 2002 to the Stockholders of record of shares of Common Stock as of October 28, 2002 of MOYCO TECHNOLOGIES, INC., a Pennsylvania corporation (the "Corporation"), in connection with the solicitation of proxies by the Board of Directors of the Corporation for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 1:00 p.m. at the Corporation's corporate offices, 200 Commerce Drive, Montgomeryville, Pennsylvania, on Monday, December 9, 2002 and at any adjournment thereof.

                SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

         On October 28, 2002 (the "Record Date"), there were 5,094,076 shares of Common Stock, $.005 par value ("Common Stock") issued and outstanding. Only holders of Common Stock of record at the close of business on the Record Date are entitled to receive notice of, and to vote at, the Annual Meeting and any adjournment thereof. Each share of Common Stock is entitled to one (1) vote on each matter submitted to Stockholders. Shares of the Corporation's Common Stock represented by an effective proxy in the accompanying form will, unless contrary instructions are specified in the proxy, be voted: (1) FOR the election of the seven (7) persons nominated by the Board of Directors. Voting is on a noncumulative basis.

         Any proxy may be revoked at any time before it is voted. A Stockholder may revoke a Proxy by notifying the Secretary of the Corporation either in writing prior to the Annual Meeting or in person at the Annual Meeting, by submitting a Proxy bearing a later date or by voting in person at the Annual Meeting. The affirmative vote of the holders of at least a majority of the Corporation's shares of Common Stock present in person or by proxy at the Annual Meeting is required for the election of the nominees for Directors. Therefore, abstentions and broker non-votes will be considered as votes represented at the Annual Meeting solely for quorum purposes but will have no effect on the outcome of the votes with respect thereto.

         The Corporation will bear the cost of the solicitation of proxies by the Board of Directors. The Board of Directors may use the services of its executive officers and certain directors to solicit proxies from stockholders in person and by mail, telegram and telephone. Arrangements may also be made with brokers, fiduciaries, custodians, and nominees to send proxies, proxy statements and other material to the beneficial owners of the Corporation's Common Stock held of record by such persons, and the Corporation may reimburse them for reasonable out-of-pocket expenses incurred by them in so doing.

         The Annual Report to Stockholders for the fiscal year ended June 30, 2002, including financial statements, accompanies this Proxy Statement.

         The principal executive offices of the Corporation are located at 200 Commerce Drive, Montgomeryville, Pennsylvania 18936. The Corporation's telephone number is (215) 855-4300.

Independent Public Accountants

         The Board of Directors of the Corporation has selected WithumSmith+Brown Certified Public Accountants, as independent accountants of the Corporation for the current fiscal year. Stockholders are not being asked to approve such selection because such approval is not required. The audit services provided by WithumSmith+Brown consist of examination of financial statements, services relative to filings with the Securities and Exchange Commission, and consultation in regard to various accounting matters. Representatives of WithumSmith+Brown are expected to be present at the meeting and will have the opportunity to make a statement if they so desire and answer appropriate questions.

Audit Fees

         The aggregate fees billed by WithumSmith+Brown for professional services rendered for the audit of the Corporation's annual financial statements for the fiscal year ended June 30, 2002, and for the review of the financial statements included in the Corporation's Quarterly Reports on Form 10-QSB for that fiscal year were $30,100.

Financial Information Systems Design and Implementation Fees

         The Corporation did not incur any fees billed by WithumSmith+Brown for professional services rendered for information technology services relating to financial information systems design and implementation for the fiscal year ended June 30, 2002.

All Other Fees

         Fees billed to us by WithumSmith+Brown during the fiscal year ended June 30, 2002 for all other non-audit services rendered consisted of $265 for tax related services and $2,000 for consulting. In the course of its meetings, the Audit Committee has considered whether WithumSmith+Brown's provision of these other services is compatible with maintaining WithumSmith+Brown's independence and has determined that these payments did not compromise its independence.

Changes in Accountants

         Effective January 3, 2002, the Corporation terminated BDO Seidman LLP's appointment as principal accountants and engaged WithumSmith+Brown. BDO Seidman LLP had been the principal accountant of the Corporation since March 31, 2000. The Corporation made this decision in order to keep accounting expenses in line with its budget requirements. The decision to engage WithumSmith+Brown and to terminate BDO Seidman LLP was recommended to and approved by the Audit Committee of the Corporation's Board of Directors.

         With respect to the audits conducted by BDO Seidman LLP during the two fiscal years ended June 30, 2001 there were no disagreements on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreements. The audit reports of BDO Seidman LLP on the Corporation's consolidated financial statements for each of the fiscal years in the two-year period ended June 30, 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

                    VOTING SECURITIES AND SECURITY OWNERSHIP
                   OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The securities entitled to vote at the meeting are the Corporation's Common Stock, $.005 par value per share. Each share of Common Stock entitles its holder to one vote on each matter submitted to Stockholders. As of the Record Date, there were 5,094,076 shares of Common Stock issued and outstanding.

         The following table sets forth certain information as of October 31, 2002 with respect to (i) each director and each executive officer, (ii) and all directors and officers as a group, and (iii) the persons (including any "group" as that term is used in Section l3(d)(3) of the Securities Exchange Act of
l934), known by the Corporation to be the beneficial owner of more than five (5%) percent of the Corporation's Common Stock.

    Type of Class          Name and Address of                Amount and Nature of        Percentage of Class
                            Beneficial Holder                Beneficial Ownership(1)
    Common                Marvin E. Sternberg (4)                   2,954,741 (2)              58.0%
                          c/o Moyco Technologies
                          200 Commerce Drive
                          Montgomeryville, PA 18936

    Common                William Woodhead                             12,000                   0.2%
                          c/o Moyco Technologies
                          200 Commerce Drive
                          Montgomeryville, PA 18936

    Common                Irvin Paul                                    2,000                    **
                          c/o Moyco Technologies
                          200 Commerce Drive
                          Montgomeryville, PA 18936

    Common                Donald Gleklen                               18,000                   0.4%
                          c/o Moyco Technologies
                          200 Commerce Drive
                          Montgomeryville, PA 18936

    Common                Cathy Neifeld                                     0                     0%
                          c/o Moyco Technologies
                          200 Commerce Drive
                          Montgomeryville, PA 18936

    Common                Marvin Cravetz                               42,600                   0.8%
                          c/o Moyco Technologies
                          200 Commerce Drive
                          Montgomeryville, PA 18936

    Common                Joseph S. Sternberg                         200,802 (3)               3.9%
                          c/o Moyco Technologies
                          200 Commerce Drive
                          Montgomeryville, PA 18936

    Common                Mark E. Sternberg                           178,753                   3.5%
                          c/o Moyco Technologies
                          200 Commerce Drive
                          Montgomeryville, PA 18936

    Common                Fletcher Wiley                                    0                     0%
                          c/o Moyco Technologies
                          200 Commerce Drive
                          Montgomeryville, PA 18936

    Common                Clarence Bartron                              5,000                   0.1%
                          c/o Moyco Technologies
                          200 Commerce Drive
                          Montgomeryville, PA 18936

    Common                David Diaz                                    5,500                   0.1%
                          c/o Moyco Technologies
                          200 Commerce Drive
                          Montgomeryville, PA 18936

    Directors/Officers as a group                                   3,419,176                  67.1%

(footnotes from previous page)

(1) Unless otherwise indicated below, each director, officer and 5% shareholder has sole voting and sole investment power with respect to all shares that he beneficially owns.
(2) Includes exercisable stock options and/or interests held in the Corporation's Key Executive Stock Option Plan. Includes 222,131 shares of the Corporation's Common Stock held by Susan Sternberg, Mr. Sternberg's wife.
(3) Includes 220 shares of the Corporation's Common Stock held by Ellen J. Sternberg, Mr. Sternberg's wife.
(4) Mr. Marvin E. Sternberg, the Corporation's Chief Executive Officer, is the father of Joseph S. Sternberg and Mark E. Sternberg, the Corporation's General Counsel and Administrative Vice President, respectively.

** Percentage not significant.



                                 CERTAIN REPORTS

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Corporation's directors and executive officers, and persons who own more than 10% of a registered class of the Corporation's equity securities, to file with the Securities and Exchange Commission ("SEC") reports of ownership and reports of changes in ownership of common stock and other equity securities of the Corporation. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Corporation with copies of all Section 16(a) forms they file. Based solely on review of the copies of such reports received by the Corporation, the Corporation believes that during the fiscal year ended June 30, 2002, all officers, Directors and greater than 10% beneficial owners complied with the Section 16(a) filing requirements during the 2002 fiscal year.

                        PROPOSAL I. ELECTION OF DIRECTORS

         The precise number of persons on the Board of Directors is determined by the Board of Directors in accordance with the Corporation's By-laws. The By-laws provide that the number of members of the Board of Directors is seven persons. The Board of Directors currently consists of seven members elected for a term of one year and until their successors are duly elected and qualified.

         The affirmative vote of a majority of the outstanding shares of Common Stock present in person or by proxy at the Annual Meeting is required to elect the directors. All proxies received by the Board of Directors will be voted for the election as directors of the nominees listed below if no direction to the contrary is given. In the event any nominee is unable to serve, the proxy solicited hereby may be voted, in the discretion of the proxies, for the election of another person in his stead. The Board of Directors knows of no reason to anticipate that this will occur.

         The following table sets forth certain information as of October 31, 2002 with respect to the directors and executive officers of the Corporation, including the seven (7) nominees who will be selected at the 2002 Annual Meeting.

NOMINEES CURRENTLY SERVING AS DIRECTORS

                Name                     Age      Office                        Director Since
         Marvin E. Sternberg             68      President, Chief               1974
                                                 Executive Officer and
                                                 Chairman of the Board

         William Woodhead                65      Director, Secretary            1985
                                                 and Treasurer

         Irvin Paul                      72      Director                       1975

         Marvin Cravetz                  65      Director                       1985

         Donald Gleklen                  66      Director                       2001

         Cathy Neifeld, Esq.             41      Director                       2001

         Fletcher H. Wiley               59      Director                       2002

         All directors hold office until the next Annual Meeting of Shareholders or until their successors are elected and qualify. Officers are elected annually by, and serve at the discretion of, the Board of Directors. Marvin E. Sternberg, the Corporation's Chairman, President and Chief Executive Officer is the father of Joseph S. Sternberg, the Corporation's General Counsel and Mark E. Sternberg, the Corporation's Administrative Vice President.

         Marvin E. Sternberg, is the Chairman of the Board, President and Chief Executive Officer of the Corporation. Hew has been an officer and Director of the Corporation since 1974.

         William Woodhead, joined the Corporation in January 1985 as Controller. He retired as Secretary and Controller in 2001.

         Dr. Irvin Paul, is engaged in the practice of dentistry with offices in Upper Darby, Pennsylvania and has been a Director of the Corporation since 1975.

         Dr. Marvin Cravetz, D.D.S., was engaged in the practice of dentistry with offices in Hatboro, Pennsylvania and has been a Director of the Corporation since 1985.

         Donald Gleklen has served as a director of the Corporation since January 2001. Mr. Gleklen is a strategic business advisor and private investor and has extensive experience as a senior corporate executive, banker and lawyer. He is the retired Chairman and Chief Executive Officer of IntelliHealth, Inc., an internet company providing healthcare content to consumers that was a joint venture of Aetna US Healthcare and Johns Hopkins Health System. Mr. Gleklen holds a B.A. from Cornell University and a law degree from Columbia University.

         Cathy Neifeld, Esq. has served as a director of the Corporation since January 2001. Ms. Neifeld is currently the President of Mega Systems, Inc., an international large format film projection system company and a subsidiary of Safeguard Scientifics, a company whose common stock trades on the New York Stock Exchange. Ms. Neifeld previously served as the General Counsel and an Executive Vice President of Mega Systems. Prior to joining Mega Systems, Ms. Neifeld was engaged in the private practice of law. Ms. Neifeld holds a B.A. from Brandeis University and J.D. from the University of Miami School of Law.

         Fletcher H. Wiley, has served as a director of the Corporation since December 2002. He is currently the President and Chief Operating Officer of PRWT Holdings, Inc., and the Executive Vice President and General Counsel of its subsidiary, PRWT Services, Inc., both constituting a family of product and services companies based in Philadelphia, Pennsylvania. Prior to joining PRWT, Mr. Wiley was engaged in the private practice of law for over two decades, specializing in corporate and business matters. Mr. Wiley holds a J.D. from Harvard Law School, a M.P.P. from the John F. Kennedy School of Government at Harvard University and a B.S. from the United States Air Force Academy.

Committees of the Board of Directors

         During the fiscal year ended June 30, 2002, the Board of Directors had three (3) Committees: Audit, Compensation and Key Employee Stock Option Committee.

         Audit Committee. The Audit Committee of the Board of Directors acts to:
(i) acquire a complete understanding of the Corporation's audit functions; (ii) review with management the finances, financial condition and interim financial statements of the Corporation; (iii) review with the Corporation's independent accountants the year-end financial statements; and (iv) review implementation with the independent accountants and management any action recommended by the independent accountants.

         The Audit Committee adopted a written charter governing its actions on April 19, 2000 (which was been filed with the SEC and delivered to shareholders as an exhibit to our proxy statement dated January 5, 2001). All members of the Corporation's Audit Committee are "independent" within the definition of that term as provided by Rule 4200(a)(14) of the listing standards of the National Association of Securities Dealers.

         The Audit Committee hereby states that it:

              o has reviewed and discussed the audited financial statements with the Corporation's management;
              o has discussed with the Corporation's independent auditors the matters required to be discussed by SAS 61, as may be modified or supplemented;
              o has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and discussed with the Corporation's management the independent accountant's independence, which held such discussions with the independent accountants; and
              o has recommended to the Board of Directors of the Corporation that the audited financial statements be included in the Corporation's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2002 for filing with the Securities and Exchange Commission.

The Audit Committee of the Board of Directors of Moyco Technologies, Inc.:

         Dr. Marvin Cravetz          Dr. Irvin Paul          William Woodhead

         Compensation Committee. The members of the Compensation Committee during the last fiscal year were Mr. Marvin Sternberg and Mr. William Woodhead. The Compensation Committee functions include the review of compensation of the Corporation's officers and to review transactions in which officers, directors or employees may have a potential conflict of interest.

         Key Employee Stock Option Committee. The members of the Key Employee Stock Option Committee are Mr. Marvin Sternberg and Mr. William Woodhead. The Key Employee Stock Option Committee functions include the determination of whether any employees will be granted stock options. This committee has been discontinued by the Board of Directors and its functions will be assumed by the Compensation Committee.

Meetings of the Board of Directors and Committees

         During the fiscal year ended June 30, 2002, the Board of Directors of the Corporation met on one occasion. The meeting was fully attended by all members of the Board of Directors either in person, by telephone or by proxy. On at least three other occasions, various members of the Board met to discuss matters concerning the Corporation.

         During the fiscal year ended June 30, 2002, the Audit Committee held one meeting at which the members of the Committee discussed Committee-related business. During the fiscal year ended June 30, 2002, the Compensation Committee held one meeting at which the members of the Committee discussed
Committee-related business.

Compensation of Directors

         Non-employee directors are eligible to participate in the Non-Executive Director Plan and receive option grants as specified by that plan. See Exhibit B to this Proxy.

Vote Required

         The affirmative vote of the holders of at least a majority of the Corporation's shares of Common Stock voting at the Annual Meeting is required for the approval of the nominees for Directors.

         THE BOARD OF DIRECTORS DEEMS THE ELECTION OF THE NOMINEES FOR DIRECTORS TO BE IN THE BEST INTERESTS OF THE CORPORATION AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL OF PROPOSAL I.

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

Executive Compensation

         The following table provides certain information concerning all Plan and Non-Plan (as defined in Item 402 (a)(ii) of Securities and Exchange Commission Regulation S-B) compensation awarded to, earned by, paid by the Corporation during the years ended June 30, 2002, 2001 and 2000 to each of the named executive officers of the Corporation.

                           SUMMARY COMPENSATION TABLE

                               Annual Compensation

                                                                                              Long Term
                                                                                         Compensation Awards
                                                                                                        No. of
                                                                                                      Securities
                                                                                                      Underlying
      Name and Principal        Fiscal                            Other Annual       Restricted        Options/
           Position              Year      Salary      Bonus    Compensation (1)   Stock Award(s)        SARs

Marvin E. Sternberg                2002     $224,100        0              $3,213         0               0
     Chairman,                     2001      289,450        0               3,171         0               0
     President and                 2000      306,075        0               2,998         0               0
     Chief Executive
     Officer

Joseph S. Sternberg                2002     $145,500        0              $3,735         0               0
     Vice President and            2001      118,400        0               3,035         0               0
     General Counsel               2000      116,130        0               2,915         0               0

Mark E. Sternberg                  2002     $145,500        0              $3,735         0               0
     Administrative Vice-          2001      118,400        0               3,035         0               0
     President                     2000      116,130        0               2,915         0               0

William Woodhead                   2002      $92,872        0              $1,138         0               0
     Secretary/Treasurer (2)       2001      102,375        0               2,568         0               0
                                   2000      102,797        0               2,319         0               0

Clarence F. Bartron                2002     $110,570        0              $2,839         0               0
     Senior Vice President         2001      164,044        0               2,462         0               0
                                   2000      157,077        0               1,656         0               0

Jerome Lipkin                      2002      $75,000        0                  $-         0               0
     Operations Manager (3)        2001      122,850        0               3,130         0               0
                                   2000      124,020        0               3,100         0               0

David Diaz                         2002     $121,585        0              $3,704         0               0
     Vice President-               2001       67,707        0                   -         0               0
     Manufacturing                 2000            -        0                   -         0               0

(1) Includes contributions by the Corporation for each of the named officers to the Corporation's 401(k)/Profit Sharing Plan.
(2) Mr. Woodhead retired from his employment with the Corporation on December 31, 2001. The Corporation granted to Mr. Woodhead a retirement package that will pay him his salary through June 2002 and continue to cover his automobile allowance and health benefits through that same period.
(3) Mr. Lipkin retired in May, 2001. The Corporation granted to Mr. Lipkin a retirement package entitling him to cash payments of $50,000 in June 2001 and $75,000 in January 2002, and continuing to cover his automobile allowance and health benefits through September 2002.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

         No options or stock appreciation rights were granted to the Corporation's executive officers during the fiscal year ended June 30, 2002.

                     AGGREGATED OPTION/SAR EXERCISES IN LAST
                    FISCAL YEAR AND FY-END OPTION/SAR VALUES

         None of the Corporation's executive officers exercised any option or stock appreciation rights during the fiscal year ended June 30, 2002.

Stock Option Plans

         On October 30, 1992, the Board of Directors (the "Board") adopted a Key Employee Stock Option Plan (the "1992 Plan") which was approved by vote of the Corporation's shareholders at the December, 1992 meeting. The 1992 Plan initially limited grants of stock options ("Options") to employees, officers and directors who are officers of the Corporation. In fiscal year 1997, the Board and shareholders amended the 1992 Plan to permit grants of Options to non-employee directors. As of the Record Date, there were 22,065 options outstanding under the 1992 Plan with exercise prices ranging from $0.61 to $5.27. The Plan will expire in October 2002.

         On December 12, 2001, the Board adopted the 2001 Employee Stock Option Plan (the "2001 Employee Plan") which was approved by vote of the Corporation's shareholders at the December, 2001 meeting. The 2001 Employee Plan allows for a total of 750,000 grants of stock options ("Options") to employees, officers and directors who are officers of the Corporation. As of the Record Date, there were no options outstanding under the 2001 Employee Plan. The Plan will expire in December 2011.

         Also on December 12, 2001, the Board adopted the 2001 Non-Executive Director Stock Option Plan (the "2001 Director Plan"), which was approved by vote of the Corporation's shareholders at the December, 2001 meeting. The 2001 Non-Executive Director Stock Option Plan allows for grants of stock options to purchase 7,500 shares upon joining the Board and each January 15 thereafter. During the fiscal year ended June 30, 2002, a total of 31,875 options with an exercise price of $2.14 were granted to the Corporation's non-executive directors. The Plan will expire in December 2011.

Indemnification of Directors and Officers

         The Pennsylvania Business Corporation Law of 1988 provides generally that a corporation may indemnify any person who was or is a party to or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative in nature to procure a judgment in its favor, by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the corporation as a representative of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement, actually and reasonably incurred by him in connection with such suit or proceeding, if he acted in good faith and in a manner believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reason to believe his conduct was unlawful.

         The By-Laws of the Corporation provide for indemnification of officers and directors of the Corporation to the greatest extent permitted by Pennsylvania law for any and all fees, costs and expenses incurred in connection with any action or proceeding, civil or criminal, commenced or threatened, arising out of services by or on behalf of the Corporation, provided such officer's or director's acts is determined by a court to have constituted willful misconduct or recklessness.

         Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling the Corporation pursuant to the foregoing provisions, the Corporation has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and therefore is unenforceable.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         No director, executive officer or any security holder owning 5% or more of the Corporation's Common Stock had any material interest, direct or indirect, in any business transaction of the Corporation during the fiscal year ended June 30, 2002, or in any such proposed transaction, except that in connection with the Corporation's consummation of the sale of its dental supplies business segment to Miltex Instrument Corp., Miltex agreed to engage Marvin E. Sternberg, Chairman of the Board, President and Chief Executive Officer of Moyco, to provide consulting services to Miltex in connection with the transition of the dental supplies business segment from Moyco to Miltex and Miltex's operation of the dental supplies business segment thereafter. Mr. Sternberg will be compensated at the rate of $400,000 per year over the five-year term of his consulting engagement, pursuant to the terms of a Consulting Agreement. Mr. Sternberg may also earn additional compensation under the Consulting Agreement if and to the extent that Miltex's profitability is increased by the sale of certain instruments. The compensation paid to Mr. Sternberg by Moyco will be reduced to reflect his involvement with Miltex. The Agreement was effective on the closing of the transaction on May 25, 2001.

         In addition, in June of 2002, Miltex settled disputed balances by deducting a total of $68,369 from the consulting payment due to Mr. Sternberg. Under the terms of Moyco's indemnification agreement with Mr. Sternberg, the Corporation was required to reimburse him for this deduction. This balance due to Mr. Sternberg was unpaid at June 30, 2002. In July 2002, an additional $31,631 was advanced by Mr. Sternberg for a total of $100,000 owed by the Corporation. The Corporation issued a promissory note to Mr. Sternberg in the principal amount of $100,000, payable in full on July 15, 2005. Interest will accrue at the annual rate of 10% and be paid annually.

         For information concerning compensation of the Corporation's executive officers and directors, see "MANAGEMENT -- Executive Compensation."

                         SHAREHOLDER PROPOSALS FOR 2003

          The Corporation's Annual Meeting of Shareholders will be held on or about December 12, 2003. Any shareholder desiring to submit a proposal to the Corporation for inclusion in the proxy and proxy statement relating to that meeting must submit such proposals in writing to the Corporation before August 16, 2003.

                              FINANCIAL INFORMATION

         A COPY OF THE CORPORATION'S ANNUAL REPORT ON FORM l0-KSB FOR THE FISCAL YEAR ENDED JUNE 30, 2002 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT THE ACCOMPANYING EXHIBITS TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST THEREFOR SENT TO JOSEPH STERNBERG, SECRETARY, MOYCO TECHNOLOGIES, INC., 200 COMMERCE DRIVE, MONTGOMERYVILLE, PA 18936.

         Each such request must set forth a good faith representation that as of October 28, 2002 the person making the request was the beneficial owner of shares of the Corporation's Common Stock entitled to vote at the Annual Meeting of Stockholders. You may also obtain a copy of the Corporation's Form 10-KSB over the Internet from the SEC's Web Site, "WWW.SEC.GOV".


                               IV. OTHER BUSINESS

         As of the date of this Proxy Statement, the only business which the Board of Directors intends to present, and knows that others will present, at the Annual Meeting is that herein above set forth. If any other matter or matters are properly brought before the Annual Meeting, or any adjournments thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their judgment.

                                             By Order of the Board of Directors

                                             Joseph Sternberg
                                             Secretary
November 4, 2002


WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF IT IS MAILED IN THE UNITED STATES OF AMERICA.

                            MOYCO TECHNOLOGIES, INC.

               Annual Meeting of Stockholders - December 9, 2002

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned hereby appoints Joseph S. Sternberg and Mark E. Sternberg, and each of them, proxies, with full power of substitution to each, to vote all shares of Common Stock of MOYCO TECHNOLOGIES, INC., owned by the undersigned at the Annual Meeting of Stockholders of MOYCO TECHNOLOGIES, INC., to be held on December 9, 2002 and at any adjournments thereof, hereby revoking any proxy heretofore given. The undersigned instructs such proxies to vote as follows:

     I.       ELECTION OF DIRECTORS

FOR all nominees listed (except as marked to the contrary below) |_|   WITHHOLD AUTHORITY to vote for all nominees listed below  |_|

     Marvin E. Sternberg      William Woodhead      Irvin Paul      Marvin Cravetz
                   Fletcher H. Wiley      Donald Gleklen      Cathy Neifeld

(Instruction: To withhold authority for any individual nominee, strike a line through the nominee's name in the list above)

     II. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY BE BROUGHT BEFORE THIS MEETING OR ANY ADJOURNMENT THEREOF.

     In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof. This proxy, when properly executed, will be voted in accordance with the directions given by the undersigned shareholder. In the absence of other directions, this proxy will be voted for each of the nominees for Directors and for Proposals II and III and upon such other matters as may properly come before the meeting in accordance with the best judgment of the Proxies.

                                (Continued and to be signed on the reverse side)

     Either of the proxies or their respective substitutes, who shall be present and acting, shall have and may exercise all the powers hereby granted.

     WHEN PROPERLY EXECUTED THIS PROXY WILL BE VOTED AS DESIGNATED BY THE UNDERSIGNED, IF NO CHOICE IS SPECIFIED THE PROXY WILL BE VOTED FOR EACH OF THE NOMINEES FOR DIRECTOR AND IN FAVOR OF PROPOSAL II.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. PLEASE SIGN AND RETURN THE PROXY IN THE ENCLOSED ENVELOPE.


                           Dated:___________________________, 2002

                           Print Name: _____________________________________

                                       _____________________________________

                           Signature(s)_____________________________________

                                       _____________________________________

                           (Please date and sign exactly as name appears at left. For joint accounts, each joint owner should sign. Executors, administrators, trustees, etc., should also so indicate when signing.)